UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2014

Bill Barrett Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-32367	80-0000545
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1099 18th Street, Suite 2300 Denver, Colorado		80802
(Address of principal executive office)		(Zip Code)
(303) 293-9100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets

On September 30, 2014, Bill Barrett Corporation (the "Company") closed on its previously announced sale to Vanguard Operating, LLC and Vanguard Natural Resources, LLC (collectively, "Vanguard") of all of the Company's remaining position in its Gibson Gulch natural gas program in the Piceance Basin. The assets sold include producing natural gas wells and related compression and gathering assets and 12,000 net acres under the Purchase and Sale Agreement between the Company and Vanguard dated September 15, 2014 (the "Agreement"). Total consideration, prior to customary closing adjustments, was $583.2 million and included approximately $36.1 million for assumption of the Company's lease financing obligation related to compressor units on the property and $22.1 million related to the relief of the Company's asset retirement obligation.

The foregoing is not a complete description of all the terms and provisions of the Agreement and is qualified in its entirety by reference to the full text of the Agreement, filed herewith as Exhibit 2 to this Current Report and incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure

On September 30, 2014, the Company announced the completion of the sale to Vanguard described above. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01.	Financial Statements and Exhibits

(b) Pro Forma Financial Information.

The Unaudited Pro Forma Condensed Consolidated Financial Information of the Company as of June 30, 2014, for the six months ended June 30, 2014 and for the year ended December 31, 2013, are set forth in Exhibit 99.2.

(d)	Exhibits

Exhibit Number	Description of Exhibit

2*	Purchase and Sale Agreement dated September 15, 2014 among Bill Barrett Corporation, Vanguard Operating, LLC and Vanguard Natural Resources, LLC.
99.1	Press Release, dated September 30, 2014.
99.2	Unaudited Pro Forma Condensed Consolidated Financial Information of Bill Barrett Corporation as of June 30, 2014, for the six months ended June 30, 2014 and for the year ended December 31, 2013.

*
The schedules and exhibits to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Bill Barrett Corporation will furnish copies of such schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2014	BILL BARRETT CORPORATION

	By:	/s/ Kenneth A. Wonstolen
Kenneth A. Wonstolen
Senior Vice President—General Counsel; and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

2*	Purchase and Sale Agreement dated September 15, 2014 among Bill Barrett Corporation, Vanguard Operating, LLC and Vanguard Natural Resources, LLC.
99.1	Press Release, dated September 30, 2014.
99.2	Unaudited Pro Forma Condensed Consolidated Financial Information of Bill Barrett Corporation as of June 30, 2014, for the six months ended June 30, 2014 and for the year ended December 31, 2013.

*
The schedules and exhibits to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Bill Barrett Corporation will furnish copies of such schedules to the Securities and Exchange Commission upon request.